Property And Equipment, Net	12 Months Ended
Dec. 31, 2021
Property And Equipment, Net [Abstract]
Property And Equipment, Net	5. PROPERTY AND EQUIPMENT, NET

Property and equipment, at cost, consisted of the following at December 31, 2021 and 2020 (in thousands):

	2021	2020
Equipment and software	$221	$218
Leasehold improvements	19	19
Furniture and fixtures	-	30
	240	267
Less accumulated depreciation	(233)	(237)
	$7	$30

Depreciation expense related to property and equipment was approximately $0.01 million and $0.03 million in 2021 and 2020, respectively. For the years ended December 31, 2021 and 2020, we recorded a loss on disposal of fixed assets of approximately $0.01 million and $0.02 million, respectively.